Exhibit 99.1

Marin Software Announces First Quarter 2013 Financial Results

•	Record first quarter net revenues of $17.2 million, up 32% year-over-year

•	16th consecutive quarter of sequential quarterly revenue growth

San Francisco, CA (May 8, 2013) – Marin Software Incorporated (NYSE: MRIN), provider of a leading Revenue Acquisition Management platform for advertisers and agencies, today announced financial results for the first quarter ended March 31, 2013.

“Our strong growth in the first quarter of 2013 was driven by advertisers’ continued shift toward digital marketing and growing demand for a single, integrated platform to manage their online programs,” said Chris Lien, founder and chief executive officer at Marin. “As advertisers look to maximize the return on their online marketing campaigns, Marin offers them a powerful, intuitive application designed specifically to meet their needs.”

“The completion of our initial public offering during the first quarter provides us with increased financial resources and market awareness, which further strengthens Marin’s ability to execute on its growth strategy and expand its leadership position in the growing, multi-billion dollar digital advertising industry,” said Lien.

First Quarter 2013 Financial Highlights:

•	Net Revenues: Net revenues totaled $17.2 million, a year-over-year increase of 32% when compared to $13.0 million in the prior year period.

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Gross profit: GAAP gross profit was $9.8 million, resulting in gross margin of 57%, compared to GAAP gross margin of 60% during the first quarter of 2012. Non-GAAP gross profit was $10.2 million, resulting in non-GAAP gross margin of 60%, compared to non-GAAP gross margin of 61% during the first quarter of 2012.

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Loss from operations: GAAP loss from operations was ($9.8) million, compared to ($6.5) million for the first quarter of 2012. GAAP operating margin was (57%), compared to (50%) during the first quarter of 2012. Non-GAAP loss from operations was ($9.0) million, compared to ($3.8) million for the first quarter of 2012. Non-GAAP operating margin was (52%), compared to (29%) during the first quarter of 2012.

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Net loss: Net loss was ($10.5) million or ($1.43) per share based on 7.4 million weighted average shares outstanding. This compares to a net loss of ($6.8) million or ($1.59) per share based upon 4.3 million weighted average shares outstanding for the first quarter of 2012.

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Non-GAAP net loss: Non-GAAP net loss was ($9.4) million or ($0.39) per share based upon 24.2 million weighted average shares outstanding, which assumes our convertible preferred stock was converted to common stock for the full first quarter. This compares to ($3.8) million or ($0.18) per share based on 21.5 million weighted average shares outstanding during the first quarter of 2012.

•	Adjusted EBITDA: Adjusted EBITDA was a loss of ($8.0) million, as compared to a loss of ($3.3) million for the first quarter of 2012.

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Balance Sheet: At March 31, 2013, cash and cash equivalents totaled $115.5 million, compared to $31.5 million as of December 31, 2012. The Company received $97.3 million in proceeds, net of issuance costs paid, from its initial public offering during the first quarter.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below, under the heading “Non-GAAP Financial Measures.”

First Quarter 2013 Business Highlights

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Introduced enhancements to our platform enabling advertisers to optimize for Google’s increasingly popular Product Listing Ads (PLAs). PLAs allow retailers to promote their products with more information, including price and images to better engage shoppers. The Marin platform allows marketers to efficiently create and edit PLA campaigns, optimize product target bids, and generate actionable PLA specific performance reports so retailers can maximize revenue.

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Released initial features for Google Enhanced Campaigns that simplify multi-device marketing in Google AdWords. Through the Marin platform, marketers can migrate existing ad campaigns to Enhanced Campaigns, set campaign-level bid adjustments, and create mobile-preferred ads. Marin plans additional support of Enhanced Campaigns in the second quarter.

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Launched support for additional Facebook ad formats, including homepage ads, mobile app install ads, page like ads in newsfeeds, and unpublished page posts. Additionally, users can now utilize Facebook social metric and conversion data, providing marketers with deeper insight into the performance of their social advertising efforts.

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Increased the number of active advertisers leveraging the Marin platform. During the first quarter, 542 active advertisers utilized the Marin platform, compared to 436 during the first quarter of 2012. The Company defines active advertisers as an advertiser from whom the Company recognized revenues in excess of $2,000 in at least one month during the quarter.

•	Completed our initial public offering on the New York Stock Exchange, raising $94.9 million of net proceeds.

Financial Outlook:

As of May 8th, 2013, Marin is initiating guidance for its second quarter and full year 2013 as follows:

Forward-Looking Guidance

In millions, except per share data

	Range of Estimate
	From	To
Three Months Ending June 30, 2013
Revenues, net	$17.6	$18.0
Non GAAP loss from operations	$(9.8)	$(9.4)
Non GAAP net loss per share	$(0.33)	$(0.31)
Weighted average shares outstanding	32.2
Twelve Months Ending December 31, 2013
Revenues, net	$75.0	$76.2
Non GAAP loss from operations	$(34.5)	$(33.5)
Non GAAP net loss per share	$(1.19)	$(1.16)
Weighted average shares outstanding	30.7

Non-GAAP loss from operations and non-GAAP net loss per share excludes the effects of stock-based compensation, amortization of internally developed software, noncash expenses related to warrants and capitalization of internally developed software. Additionally, the weighted average shares outstanding for the twelve months ending December 31, 2013 gives effect to the conversion of convertible preferred stock at the beginning of the period.

Quarterly Results Conference Call

Marin Software will host a conference call today at 2:00 PM Pacific Time (5:00 PM Eastern Time) to review the company’s financial results for the quarter ended March 31, 2013 and its outlook for the future. To access the call, please dial (877) 705-6003 in the U.S. or (201) 493-6725 internationally. Passcode is 411944. A live webcast of the conference will be accessible from Marin Software’s website at: http://investor.marinsoftware.com/. A recording will be available for replay at: http://investor.marinsoftware.com/.

About Marin Software

Marin Software Incorporated (NYSE: MRIN) provides a leading Revenue Acquisition Management platform used by advertisers and agencies to manage more than $4 billion in annualized ad spend. Offering an integrated platform for search, social, display, and mobile advertising, Marin helps advertisers and agencies improve financial performance, save time, and make better decisions. Headquartered in San Francisco, with offices worldwide, Marin’s technology powers marketing campaigns in more than 160 countries. For more information about Marin’s products, please visit: http://www.marinsoftware.com/solutions/overview.

Non-GAAP Financial Measures

The Company uses certain non-GAAP financial measures in this release. The Company uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in its industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures that the Company uses may differ from measures that other companies may use.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

The Company defines non-GAAP gross profit, operating loss and net loss as the respective GAAP balances, adjusted for stock-based compensation expense, capitalized internal-use software development costs, noncash expenses from the issuance of warrants, and the amortization of capitalized internal-use software. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the weighted average shares outstanding that are adjusted to assume the conversion of outstanding preferred shares to common shares as of the beginning of the period.

The Company defines Adjusted EBITDA as net loss, adjusted for stock-based compensation expense, depreciation and amortization, capitalized internal-use software development costs, interest expense, net, provision for income taxes and other income (expenses), net. These amounts are often excluded by other companies to help investors understand the operational performance of their business. The Company uses Adjusted EBITDA as a measurement of its operating performance because it assists in comparing the operating performance on a consistent basis by removing the impact of certain non-cash and non-operating items. Adjusted EBITDA reflect an additional way of viewing aspects of the operations that the Company believes, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting its business.

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding our business, momentum, growth, future plans, future product releases, market share and future financial results, including its outlook for Q2 2013 and FY 2013. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to (i) adverse changes in general economic or market conditions; (ii) delays, reductions or slower growth in the amount spent on online and mobile advertising and the development of the market for cloud-based software; (iii) competitive factors, including but not limited to pricing pressures, entry of new competitors and new applications; (iv) adverse changes in our relationships with and access to publishers and advertising agencies; (v) level of usage and advertising spend managed on our platform; (vi) our ability to expand sales of our solutions in channels other than search advertising; (v) our ability to expand our sales and marketing capabilities and manage our growth effectively; (vii) the development of the market for digital advertising or revenue acquisition management; (viii) acceptance and continued usage of our platform and services by customers and our ability to provide high-quality technical support to our customers; (ix) material defects in our platform, service interruptions at our single third-party data center or breaches in our security measures; (x) our ability to develop enhancements to our platform; (xi) our ability to protect our intellectual property; (xii) our ability to manage risks associated with international operations; (xiii) near term changes in sales of our software services or spend under management may not be immediately reflected in our results due to our subscription and business model; (xiv) our ability to retain and attract qualified management and technical personnel; and (xv) the ability to acquire and integrate other businesses. These forward looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including our registration statement on Form S-1, which are available free of charge at the SEC’s website at www.sec.gov, all of which could cause actual results to differ materially from expectations set forth in the forward-looking statements. All forward-looking statements in this press release reflect Marin’s expectations as of May 8, 2013. Marin assumes no obligation to, and expressly disclaims any obligation to update any such forward-looking statements after the date of this release.

Investor Relations Contact:

Greg Kleiner

ICR for Marin Software

415-762-0327

ir@marinsoftware.com

Media Contact:

Greg Kunkel

Corporate Communications, Marin Software

415-857-7663

press@marinsoftware.com

Condensed Consolidated Balance Sheets

(On a GAAP basis)

(Unaudited; in thousands, except par value)

	March 31, 2013	December 31, 2012
Assets
Current assets
Cash and cash equivalents	$115,490	$31,540
Accounts receivable, net	12,116	13,133
Prepaid expenses and other current assets	2,940	1,814

Total current assets	130,546	46,487
Property and equipment, net	11,326	9,224
Other noncurrent assets	397	1,513

Total assets	$142,269	$57,224

Liabilities, Preferred Stock and Stockholders’ Equity (Deficit)
Current liabilities
Accounts payable	$2,473	$1,268
Accrued expenses	11,015	9,661
Deferred revenue	1,382	618
Current portion of long-term debt	2,551	1,572

Total current liabilities	17,421	13,119
Long-term debt, less current portion	3,454	9,243
Other long term liabilities	1,670	1,858

Total liabilities	22,545	24,220

Convertible preferred stock, $0.001 par value	—	105,710
Stockholders’ equity (deficit)
Common stock, $0.001 par value	31	5
Additional paid-in capital	207,543	4,638
Accumulated deficit	(87,850)	(77,349)

Total stockholders’ equity (deficit)	119,724	(72,706)

Total liabilities, preferred stock and stockholders’ equity (deficit)	$142,269	$57,224

Condensed Consolidated Statements of Operations

(On a GAAP basis)

(Unaudited; in thousands, except per share data)

	Three Months Ended March 31,
	2013	2012
Revenues, net	$17,155	$12,974
Cost of revenues (1)	7,372	5,254

Gross profit	9,783	7,720

Operating expenses (1)
Sales and marketing	10,459	6,852
Research and development	5,079	2,967
General and administrative	4,048	4,393

Total operating expenses	19,586	14,212

Loss from operations	(9,803)	(6,492)
Interest expense, net	(184)	(110)
Other expenses, net	(408)	(103)

Loss before provision for income taxes	(10,395)	(6,705)
Provision for income taxes	(106)	(49)

Net loss	$(10,501)	$(6,754)

Net loss per common share, basic and diluted	$(1.43)	$(1.59)

Weighted-average shares outstanding, basic and diluted	7,365	4,254

(1) Includes stock-based compensation as follows:
Cost of revenues	$205	$56
Sales and marketing	293	432
Research and development	308	364
General and administrative	419	2,039

	$1,225	$2,891

Condensed Consolidated Statements of Cash Flows

(On a GAAP basis)

(Unaudited; in thousands)

	Three Months Ended March 31,
	2013	2012
Operating activities
Net loss	$(10,501)	$(6,754)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	1,008	488
Amortization of internally developed software	227	96
Noncash expenses related to warrants	310	223
Stock-based compensation	1,225	2,891
Provision for bad debt	84	140
Other noncash expenses	—	56
Changes in operating assets and liabilities
Accounts receivable	933	(1,102)
Prepaid expenses and other current assets	(757)	403
Other assets	16	(71)
Accounts payable	496	(107)
Accrued expenses and other liabilities	769	730

Net cash used in operating activities	(6,190)	(3,007)

Investing activities
Purchases of property and equipment	(992)	(1,337)
Capitalization of internally developed software	(632)	(303)

Net cash used in investing activities	(1,624)	(1,640)

Financing activities
Proceeds from issuance of common stock in initial public offering, net of issuance costs	97,258	—
Proceeds from issuance of note payable, net of issuance costs	1,667	2,376
Repayment of note payable	(7,553)	(2,921)
Redemption of common stock and unvested shares subject to repurchase	(15)	(4,488)
Proceeds from issuance of convertible, preferred stock, net of issuance costs	—	34,294
Proceeds from common stock purchase agreements and option exercises	407	644

Net cash provided by financing activities	91,764	29,905

Net increase in cash and cash equivalents	83,950	25,258
Cash and cash equivalents
Beginning of period	31,540	1,719

End of period	$115,490	$26,977

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited; in thousands, except per share data)

	Three Months Ended March 31,
	2013	2012
Gross Profit (GAAP)	$9,783	$7,720
Plus Stock-based compensation	205	56
Plus Amortization of internally developed software	227	96

Gross Profit (Non-GAAP)	$10,215	$7,872
Operating loss (GAAP)	$(9,803)	$(6,492)
Plus Stock-based compensation	1,225	2,891
Plus Amortization of internally developed software	227	96
Plus Noncash expenses related to warrants	—	60
Less Capitalization of internally developed software	(632)	(303)

Operating loss (Non-GAAP)	$(8,983)	$(3,748)
Net Loss (GAAP)	$(10,501)	$(6,754)
Plus Stock-based compensation	1,225	2,891
Plus Amortization of internally developed software	227	96
Plus Noncash expenses related to warrants	310	223
Less Capitalization of internally developed software	(632)	(303)

Net Loss (Non-GAAP)	$(9,371)	$(3,847)
Weighted-average shares outstanding, basic and diluted	7,365	4,254
Additional weighted average shares giving effect to conversion of convertible preferred stock at the beginning of the period	16,877	17,275

Shares used in computing non-GAAP net loss per share, basic and diluted	24,242	21,529

Non-GAAP net loss per common share, basic and diluted	$(0.39)	$(0.18)

Reconciliation of Net Loss to Adjusted EBITDA

(Unaudited; in thousands)

	Three Months Ended March 31,
	2013	2012
Net loss	$(10,501)	$(6,754)
Depreciation	1,008	488
Amortization of internally developed software	227	96
Interest expense, net	184	110
Provision for income taxes	106	49

EBITDA	(8,976)	(6,011)
Stock-based compensation	1,225	2,891
Capitalization of internally developed software	(632)	(303)
Other (income) expenses, net	408	103

Adjusted EBITDA	$(7,975)	$(3,320)